Household Finance Corporation
Household Consumer Loan Corporation
Household Consumer Loan Trust Series 1996-2

No. of PMTs Since Issuance:                                                  9
Distribution Date:                                                    05/14/97
Payment Date:                                                         05/15/97
Collection Period Beginning:                                          04/01/97
Collection Period Ending:                                             04/30/97
Note and Certificate Accrual Beginning:                               04/15/97
Note and Certificate Accrual Ending:                                  05/15/97

PAYMENT CALCULATIONS:
OC Balance as % of Beginning Participation Invested Amount               5.10%
OC Balance as % of Ending Participation Invested Amount                  5.22%
OC Balance as % of Ending Participation Invested Amount (3 month a       4.98%
Does Early Amortization Start Based on OC/Part. Invstd. Amt. Test          ---
Is the MAP Over?                                                             0
Is this the Early Amortization Period?                                       0
Interest Allocation Percentage Calculation:
Numerator                                                       903,493,570.24
Denominator-Component(x)-Aggregate Receivables & Partc. Inter 3,563,593,822.63
Denominator-Component(y)-Aggregate Numerators                 3,213,602,699.27
Applicable Interest Allocation Percentage                               25.35%
Principal Allocation Percentage Calculation:
Numerator                                                       903,493,570.24
Denominator-Component(x)-Aggregate Receivables & Partc. Inter 3,563,593,822.63
Denominator-Component(y)-Aggregate Numerators                 3,213,602,699.27
Applicable Principal Allocation Percentage                              25.35%
Default Allocation Percentage Calculation:
Numerator                                                       903,493,570.24
Denominator-Component(x)-Aggregate Receivables & Partc. Inter 3,563,593,822.63
Denominator-Component(y)-Aggregate Numerators                 3,213,602,699.27
Default Allocation Percentage (Floating Allocation Percentage)          25.35%
Minimum Principal Amount Calculation:
1.8% of Participation Invested Amount                            16,262,884.26
Series Participation Interest Default Amount (Sec.4.11(a)(iii)) 5,758,637.36 Excess of (i)1.8% of Part. Inv. Amt. over (ii)Series Part. Inte 10,504,246.91
Minimum Principal Amount                                         10,504,246.91
Investor Principal Collections                                   12,443,266.55
Investor Finance Charge and Admin. Collections (4.11a)           15,046,525.87
Investor Allocated Defaulted Amounts                              5,758,637.36

DEPOSIT TRUST CALCULATIONS
Beginning Participation Unpaid Principal Balance                903,493,570.24
Beginning Participation Invested Amount                         903,493,570.24
Ending Participation Unpaid Principal Balance                   885,291,666.33
Ending Participation Invested Amount                            885,291,666.33
Beginning Participation Unpaid Principal Balance x (PRIME-1.50%)  5,270,379.16
Note Interest & Cert Yield Amounts Due Pursuant to Sec.3          4,251,384.37
Participation Invested Amount x 25bps per annum                     188,227.83
Participation Interest Distribution Amount                        5,270,379.16
Application of Investor Finance Charges & Administrative Collections:
Investor Finance Charge and Admin. Collections (4.11a)           15,046,525.87
Servicing Fee if HFC is not the Servicer (Sec. 4.11 (a)(i)                0.00
Series Participation Interest Monthly Interest (Sec.4.11(a)(ii) 5,270,379.16 Series Participation Interest Default Amount (Sec.4.11(a)(iii)) 5,758,637.36
Reimbursed Series Particpation Interest Charge-Offs (Sec.4.11(a           0.00
Servicing Fee if HFC is the Servicer (Sec. 4.11 (a)(v))           1,505,822.62
Excess (Sec. 4.11 (a)(vi))                                        2,511,686.73
Reconciliation Check                                                      0.00
Series Participation Interest Monthly Principal                  18,201,903.90
Beginning Unreimbursed Participation Interest Charge-Offs                 0.00
Series Participation Interest Charge-Offs   (Sec. 4.12 (a))               0.00
Reimbursed  Series Particpation Interest Charge-Offs (Sec.4.11(a          0.00
Ending Unreimbursed Participation Interest Charge-Offs                    0.00
Available Investor Principal Collections                         18,201,903.90
Participation Interest Distribution Amount                        5,270,379.16
Series Participation Interest Charge-Offs                                 0.00

OWNER TRUST CALCULATIONS
Note Interest & Cert Yield Amounts Due Pursuant to Sec. 3         4,251,384.37
Excess Interest                                                   1,018,994.79
Beginning Net Charge-Offs                                                 0.00
Reversals                                                                 0.00
+Available Investor Principal Collections                        18,201,903.90
+Series Participation Interest Charge Offs                                0.00
+ Lesser of Excess Interest and Carryover Charge Offs                     0.00
Optimum Monthly Principal                                        18,201,903.90
Are the Notes Retired ?                                                   0.00
Accelerated Principal Payment                                       188,227.83
Beginning Class A-1 Security Balance                            651,058,079.15
Beginning Class A-2 Security Balance                             52,240,000.00
Beginning Class A-3 Security Balance                             67,900,000.00
Beginning Class B Security Balance                               49,370,000.00
Beginning Certificate Security Balance                           36,886,000.00
Beginning Overcollateralization Amount plus APP                  46,227,718.91
Beginning Class A-1 Adjusted Balance                            651,058,079.15
Beginning Class A-2 Adjusted Balance                             52,240,000.00
Beginning Class A-3 Adjusted Balance                             67,900,000.00
Beginning Class B Adjusted Balance                               49,370,000.00
Beginning Certficate  Adjusted Balance                           36,886,000.00
Beginning Overcollateralization Amount plus APP                  46,227,718.91
Class A-1 Bal After Payment pursuant to clause in Sec 3.05(a)   632,856,175.25
Class A-2 Bal After Payment pursuant to clause in Sec 3.05(a)    52,240,000.00
Class A-3 Bal After Payment pursuant to clause in Sec 3.05(a)    67,900,000.00
Class B Bal After Payment pursuant to clause in Sec 3.05(a)(i    49,370,000.00
Certificate Bal After Payment pursuant to clause in Sec.3.05(    36,886,000.00
Class A-2 Minimum Adjusted Principal Balance                     18,800,000.00
Class A-3 Minimum Adjusted Principal Balance                     24,500,000.00
Class B Minimum Adjusted Principal Balance                       17,800,000.00
Certificate Minimum Adjusted Principal Balance                    7,900,000.00
Minimum Overcollateralization Amount                             14,800,000.00
Certificate Minimum Balance Target                               26,827,878.66
Scheduled Cert Payment to Certificate Minimum Balance Targe      10,058,121.34
Class A-1 Targeted Balance                                      460,351,666.49
Class A-2 Targeted Balance                                     (77,013,408.46)
Class A-3 Targeted Balance                                      (5,137,287.42)
Class B Targeted Balance                                         17,207,574.46
Certificate Targeted Balance                                      7,675,699.45
Class A-1:Payment Required to get to Target                     190,706,412.66
Class A-2:Payment Required to get to Target or Min Adjusted      33,440,000.00
Class A-3:Payment Required to get to Target or Min Adjusted      43,400,000.00
Class B:Payment Required to get to Target or Min Adjusted Bal    31,570,000.00
Certificate:Payment Required to get to Target or Min Adjusted    28,986,000.00
OC:Payment to get to Minimum Overcollateralization Amount        31,427,718.91
Section 3.05 Payment of Principal and Interest; Defaulted Interes         0.00
Pay Certificate Yield in step (ii) (1= Yes)                               1.00
Remittances on the Participation                                 23,472,283.06
Interest and Yield
(i)  Pay Class A-1 Interest Distribution - Sec. 3.05 (a)(i)(a)    3,177,977.25
     Pay Class A-2 Interest Distribution - Sec. 3.05 (a)(i)(b)      261,526.50
     Pay Class A-3 Interest Distribution - Sec. 3.05 (a)(i)(c)      345,582.71
     Pay Class B Interest Distribution - Sec. 3.05 (a)(i)(d)        260,735.31
     Pay Certificates the Certificate Yield - Sec. 3.05 (a)(i)( 205,562.60 Principal up to Optimum Monthly Principal
(ii) Pay Class A-1 to Targeted Principal Balance - Sec. 3.05 (a  18,201,903.90
     Pay Class A-2 to Targeted Principal Balance - Sec. 3.05 (a           0.00
     Pay Class A-3 to Targeted Principal Balance - Sec. 3.05 (a           0.00
     Pay Class B to Targeted Principal Balance - Sec. 3.05 (a)(           0.00
     ONLY Pay CertificateYield if not paid pursuant to Sec. 3.0           0.00
Principal up to Optimal Monthly Principal
(iii)Pay Certificate to Targeted Principal Balance - Sec. 3.05            0.00
(iv) Pay OC Remaining Optimal Monthly Principal Amount - Sec. 3.0         0.00
Principal up to the Accelerated Principal Payment Amount
(v)  Pay Class A-1 to Targeted Principal Balance - Sec. 3.05 (a)(   188,227.83
     Pay Class A-2 to Targeted Principal Balance - Sec. 3.05 (a           0.00
     Pay Class A-3 to Targeted Principal Balance - Sec. 3.05 (a           0.00
     Pay Class B to Targeted Principal Balance - Sec. 3.05 (a)(           0.00
     Pay Class A-1 to zero - Sec. 3.05 (a)(v)(e)                          0.00
     Pay Class A-2 to zero - Sec. 3.05 (a)(v)(f)                          0.00
     Pay Class A-3 to zero - Sec. 3.05 (a)(v)(g)                          0.00
     Pay Class B to zero - Sec. 3.05 (a)(v)(h)                            0.00
Principal up to Optimal Monthly Principal
(vi) Pay Class A-1 to zero - Sec. 3.05 (a)(vi)(a)                         0.00
     Pay Class A-2 to zero - Sec. 3.05 (a)(vi)(b)                         0.00
     Pay Class A-3 to zero - Sec. 3.05 (a)(vi)(c)                         0.00
     Pay Class B to zero - Sec. 3.05 (a)(vi)(d)                           0.00
     Pay Certificates up to Certificate Min. Bal. or zero - Sec           0.00
     Pay HCLC Optimum Monthly Principal provided OC > zero - Se           0.00
(vii)  Remaining Amounts to HCLC - Sec. 3.05 (a)(vii)               830,766.96
Total Reconciliation Check                                                0.00
Accelerated Principal Reconciliation                                      0.00
Optimum Monthly Principal Reconciliation                                  0.00

BOND SUMMARY:
Beginning Class A-1 Note Security Balance                      $651,058,079.15
Beginning Class A-2 Note Security Balance                       $52,240,000.00
Beginning Class A-3 Note Security Balance                       $67,900,000.00
Beginning Class B     Note Security Balance                     $49,370,000.00
Beginning Certificate Security Balance                          $36,886,000.00
Beginning Overcollateralization Amount                          $46,039,491.09
Beginning Class A-1 Adjusted Balance                           $651,058,079.15
Beginning Class A-2 Adjusted Balance                            $52,240,000.00
Beginning Class A-3 Adjusted Balance                            $67,900,000.00
Beginning Class B    Adjusted Balance                           $49,370,000.00
Beginning Certficate  Adjusted Balance                          $36,886,000.00
Beginning Overcollateralization Amount                          $46,039,491.09
Ending Class A-1 Note Security Balance                         $632,667,947.42
Ending Class A-2 Note Security Balance                          $52,240,000.00
Ending Class A-3 Note Security Balance                          $67,900,000.00
Ending Class B    Note Security Balance                         $49,370,000.00
Ending Certificate Security Balance                             $36,886,000.00
Ending Overcollateralization Amount                             $46,227,718.91
Ending Class A-1 Adjusted Balance                              $632,667,947.42
Ending Class A-2 Adjusted Balance                               $52,240,000.00
Ending Class A-3 Adjusted Balance                               $67,900,000.00
Ending Class B    Adjusted Balance                              $49,370,000.00
Ending Certficate  Adjusted Balance                             $36,886,000.00
Ending Overcollateralization Amount                             $46,227,718.91
Class A-1 Note Rate Capped at 13%                                        5.86%
Class A-2 Note Rate Capped at 15%                                        6.01%
Class A-3 Note Rate Capped at 15%                                        6.11%
Class B    Note Rate Capped at 15%                                       6.34%
Certificate Rate Capped at 16%                                           6.69%
Class A-1 Interest Due                                           $3,177,977.25
Class A-2 Interest Due                                             $261,526.50
Class A-3 Interest Due                                             $345,582.71
Class B Interest Due                                               $260,735.31
Certificate Yield  Due                                             $205,562.60
Class A-1 Interest Paid                                          $3,177,977.25
Class A-2 Interest Paid                                            $261,526.50
Class A-3 Interest Paid                                            $345,582.71
Class B Interest Paid                                              $260,735.31
Certificate Yield Paid                                             $205,562.60
Class A-1 Unpaid Interest                                                $0.00
Class A-2 Unpaid Interest                                                $0.00
Class A-3 Unpaid Interest                                                $0.00
Class B     Unpaid Interest                                              $0.00
Certificate Unpaid Yield                                                 $0.00
Class A-1 Principal Paid                                        $18,390,131.73
Class A-2 Principal Paid                                                 $0.00
Class A-3 Principal Paid                                                 $0.00
Class B    Principal Paid                                                $0.00
Certificate    Principal Paid                                            $0.00
OC           Principal Paid                                              $0.00
Beginning Class A-1 Net Charge-Off                                       $0.00
Beginning Class A-2 Net Charge-Off                                       $0.00
Beginning Class A-3 Net Charge-Off                                       $0.00
Beginning Class B    Net Charge-Off                                      $0.00
Beginning Certificate Net Charge-Off                                     $0.00
Beginning OC Net Charge-Off                                              $0.00
Reversals Allocated to Class A-1                                         $0.00
Reversals Allocated to Class A-2                                         $0.00
Reversals Allocated to Class A-3                                         $0.00
Reversals Allocated to Class B                                           $0.00
Reversals Allocated to Certificates                                      $0.00
Reversals Allocated to OC  plus Acclerated Principal Payments      $188,227.83
 Total Charge-Offs:                                                      $0.00
Charge-Offs Allocated to Class A-1                                       $0.00
Charge-Offs Allocated to Class A-2                                       $0.00
Charge-Offs Allocated to Class A-3                                       $0.00
Charge-Offs Allocated to Class B                                         $0.00
Charge-Offs Allocated to Certificates                                    $0.00
Charge-Offs Allocated to OC                                              $0.00
Ending Class A-1 Net Charge-Off                                          $0.00
Ending Class A-2 Net Charge-Off                                          $0.00
Ending Class A-3 Net Charge-Off                                          $0.00
Ending Class B     Net Charge-Off                                        $0.00
Ending Certificate Net Charge-Off                                        $0.00
Ending OC Net Charge-Off                                                 $0.00
Bond Balance Reconciliation    (should equal $0.00)                    ($0.00)
Certificate Balance/Participation Invested Amount (Beginning of Mo       4.08%
Designated Certificate / Certificate Security (Balance Beginning o   1.000000%
Designated Certificate  - Beginning of Month                       $368,860.00
Principal Payments in Respect of  Designated Certificate (Sec. 3.0       $0.00
Designated Certificate  - End of Month                             $368,860.00
Interest Payments in Respect of Designated Certificate (Sec. 3.05 $2,055.63 Designated Certificateholder Accelerated Principal Payments-Begi $1,635,491.09
Accelerated Principal Payment (Sec. 3.05 (vi))                     $188,227.83
Payments to Holder of Designated Certificate in respect to Acc. Pr       $0.00
Designated Certificateholder Accelerated Principal Payments-Endi $1,823,718.91
Designated Certificateholder Holdback Amount (BOM)              $44,404,000.00
Payments to Designated Certificates in Reduction of Holdback Amoun       $0.00
Designated Certificateholder Holdback Amount (End of Month)     $44,404,000.00
Remaining Payments to Designated Certificates (Sec. 3.05 paragraph       $0.00
Remaining Amounts to Issuer (Sec. 3.05 (x))                        $830,766.96

MONTHLY SECURITY REPORT
Household Consumer Loan Trust 1996-2

Distribution Date                                                    14-May-97
Payment Date:                                                        15-May-97
Collection Period Beginning                                          01-Apr-97
Collection Period Ending:                                            30-Apr-97
Note and Certificate Accrual Beginning:                              15-Apr-97
Note and Certificate Accrual Ending:                                 15-May-97

Ending Pool Principal Balance                                $3,480,187,223.15
Series 1996-2 Participation Invested Amount                    $885,291,666.33
Seller Amount                                                  $333,066,755.64
Remittances on the Participation                                $23,472,283.06
Optimum Monthly Principal                                       $18,201,903.90
Accelerated Principal Payment                                      $188,227.83
Beginning Class A-1 Note Security Balance                      $651,058,079.15
Beginning Class A-2 Note Security Balance                       $52,240,000.00
Beginning Class A-3 Note Security Balance                       $67,900,000.00
Beginning Class B Note Security Balance                         $49,370,000.00
Beginning Certificate Security Balance                          $36,886,000.00
Beginning Overcollateralization Amount                          $46,039,491.09
Beginning Class A-1 Adjusted Balance                           $651,058,079.15
Beginning Class A-2 Adjusted Balance                            $52,240,000.00
Beginning Class A-3 Adjusted Balance                            $67,900,000.00
Beginning Class B Adjusted Balance                              $49,370,000.00
Beginning Certificate  Adjusted Balance                         $36,886,000.00
Beginning Overcollateralization Amount                          $46,039,491.09
Ending Class A-1 Note Security Balance                         $632,667,947.42
Ending Class A-2 Note Security Balance                          $52,240,000.00
Ending Class A-3 Note Security Balance                          $67,900,000.00
Ending Class B Note Security Balance                            $49,370,000.00
Ending Certificate Security Balance                             $36,886,000.00
Ending Overcollateralization Amount                             $46,227,718.91
Ending Class A-1 Adjusted Balance                              $632,667,947.42
Ending Class A-2 Adjusted Balance                               $52,240,000.00
Ending Class A-3 Adjusted Balance                               $67,900,000.00
Ending Class B Adjusted Balance                                 $49,370,000.00
Ending Certificate  Adjusted Balance                            $36,886,000.00
Ending Overcollateralization Amount                             $46,227,718.91
Class A-1 Note Rate Capped at 13%                                    5.857500%
Class A-2 Note Rate Capped at 15%                                    6.007500%
Class A-3 Note Rate Capped at 15%                                    6.107500%
Class B Note Rate Capped at 15%                                      6.337500%
Certificate Rate Capped at 16%                                       6.687500%
Class A-1 Interest Due                                           $3,177,977.25
Class A-2 Interest Due                                             $261,526.50
Class A-3 Interest Due                                             $345,582.71
Class B Interest Due                                               $260,735.31
Certificate Yield  Due                                             $205,562.60
Class A-1 Interest Paid                                          $3,177,977.25
Class A-2 Interest Paid                                            $261,526.50
Class A-3 Interest Paid                                            $345,582.71
Class B Interest Paid                                              $260,735.31
Certificate Yield Paid                                             $205,562.60
Class A-1 Unpaid Interest                                                $0.00
Class A-2 Unpaid Interest                                                $0.00
Class A-3 Unpaid Interest                                                $0.00
Class B Unpaid Interest                                                  $0.00
Cetificate Unpaid Yield                                                  $0.00
Class A-1 Principal Paid                                        $18,390,131.73
Class A-2 Principal Paid                                                 $0.00
Class A-3 Principal Paid                                                 $0.00
Class B Principal Paid                                                   $0.00
Certificate  Principal Paid                                              $0.00
OC Principal Paid                                                        $0.00
Beginning Class A-1 Net Charge-Off                                       $0.00
Beginning Class A-2 Net Charge-Off                                       $0.00
Beginning Class A-3 Net Charge-Off                                       $0.00
Beginning Class B Net Charge-Off                                         $0.00
Beginning Certificate Net Charge-Off                                     $0.00
Beginning OC Net Charge-Off                                              $0.00
Reversals Allocated to Class A-1                                         $0.00
Reversals Allocated to Class A-2                                         $0.00
Reversals Allocated to Class A-3                                         $0.00
Reversals Allocated to Class B                                           $0.00
Reversals Allocated to Certificates                                      $0.00
Reversals Allocated to OC  plus Acclerated Principal Payments      $188,227.83
 Total Charge-Offs:                                                      $0.00
Charge-Offs Allocated to Class A-1                                       $0.00
Charge-Offs Allocated to Class A-2                                       $0.00
Charge-Offs Allocated to Class A-3                                       $0.00
Charge-Offs Allocated to Class B                                         $0.00
Charge-Offs Allocated to Certificates                                    $0.00
Charge-Offs Allocated to OC                                              $0.00
Ending Class A-1 Net Charge-Off                                          $0.00
Ending Class A-2 Net Charge-Off                                          $0.00
Ending Class A-3 Net Charge-Off                                          $0.00
Ending Class B Net Charge-Off                                            $0.00
Ending Certificate Net Charge-Off                                        $0.00
Ending OC Net Charge-Off                                                 $0.00
Interest paid per $1,000 Class A-1                                    4.002490
Principal paid per $1,000 Class A-1                                  23.161375
Interest paid per $1,000 Class A-2                                    5.006250
Principal paid per $1,000 Class A-2                                   0.000000
Interest paid per $1,000 Class A-3                                    5.089583
Principal paid per $1,000 Class A-3                                   0.000000
Interest paid per $1,000 Class B                                      5.281250
Principal paid per $1,000 Class B                                     0.000000
Yield Paid per $1,000 Certificate                                     5.572917
Principal Paid per $1,000 Certificate                                 0.000000